N-2	Jun. 28, 2025
Cover [Abstract]
Entity Central Index Key	0001124959
Amendment Flag	false
Document Type	424B3
Entity Registrant Name	VOYA CREDIT INCOME FUND
General Description of Registrant [Abstract]
Investment Objectives and Practices [Text Block]
On May 15, 2025, the Board of Trustees of the Fund approved changes to the Fund’s principal investment strategies. These changes were effective on October 23, 2025.
Effective on October 23, 2025, the Prospectus was revised as follows:
1.The third paragraph in the sub-section of the Prospectus entitled “Principal Investment Strategies” in the Fund’s Prospectus is hereby deleted and replaced with the following:
The Fund expects that under normal circumstances its investments in high-yield bonds, loans, CLOs and similar instruments will typically comprise at least half, and potentially substantially all of the investment exposure of its portfolio. Debt instruments in which the Fund invests may include senior or subordinated fixed or floating rate instruments, unitranche debt, unsecured debt, and structurally subordinated instruments. The Fund may also invest in special situations investments, such as non-performing debt instruments, or debt instruments issued by companies undergoing a bankruptcy or restructuring process. Some of the loans in which the Fund invests may be loans originated directly by the Fund. The Fund may invest in equity securities: (i) as an incident to the purchase or ownership of loans or fixed rate debt instruments; (ii) in connection with a restructuring of a borrower or issuer or its debt; or (iii) if the Fund already owns a loan or other fixed rate debt instrument by a borrower. Investment in the Fund involves certain risks and special considerations, including risks associated with the Fund's use of leverage. See “Risk Factors and Special Considerations” later in this Prospectus for a discussion of any factors that make an investment in the Fund speculative or high risk.